Exhibit 10.1

                                                                  Execution Copy

                               SECOND AMENDMENT TO
                       AMENDED AND RESTATED LOAN AGREEMENT

      THIS SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT ("Second Amendment") is made as of this 29th day of March, 2005, by and among FLEET CAPITAL CORPORATION ("Fleet"), a Rhode Island corporation with an office at One South Wacker Drive, Suite 3400, Chicago, Illinois 60606, individually as a Lender and as Agent ("Agent") for itself and any other financial institution which is or becomes a party hereto (each such financial institution, including Fleet, is referred to hereinafter individually as a "Lender" and collectively as the "Lenders"), the CANADIAN PARTICIPANTS party hereto, the U.K. PARTICIPANTS party hereto, FLEET CAPITAL GLOBAL FINANCE, INC., individually as a Lender and as Canadian Agent ("Canadian Agent"), BANK OF AMERICA, N.A., London branch (as successor-in-interest to Fleet National Bank, London branch, trading as FleetBoston Financial), individually as a Lender and as U.K. Agent ("U.K. Agent"), WELLS FARGO FOOTHILL, LLC, as Syndication Agent, LASALLE BANK NATIONAL ASSOCIATION, as Documentation Agent, the LENDERS, KATY INDUSTRIES, INC., a Delaware corporation, with its chief executive office and principal place of business at 765 Straits Turnpike, Suite 2000, Middlebury, Connecticut 06762 ("Katy" or "U.S. Borrower"), WOODS INDUSTRIES (CANADA) INC., a Canadian corporation with its chief executive office and principal place of business at 375 Kennedy Road, Scarborough, Ontario M1K 2A3 ("Woods Canada" or "Canadian Borrower") and CEH LIMITED ("CEH" or "U.K. Borrower"), a private limited company incorporated under the laws of England and Wales and registered with Company No. 4992300 whose registered office is Cardrew Way, Redruth Cornwall, TR15 1ST, England. Katy, Woods Canada and CEH are sometimes hereinafter referred to individually as a "Borrower" and collectively as "Borrowers."

                              W I T N E S S E T H:
                              - - - - - - - - - -

      WHEREAS,  Agent,  Lenders,   Canadian  Participants,   U.K.  Participants,
Canadian Agent, U.K. Agent and Borrowers entered into a certain Amended and Restated Loan Agreement dated as of April 20, 2004 as amended by a certain First Amendment to Amended and Restated Loan Agreement dated June 29, 2004 by and among Agents, Lenders and Borrowers (said Loan Agreement, as so amended, is hereinafter referred to as the "Loan Agreement"); and

      WHEREAS, Borrowers desire to amend and modify certain provisions of the Loan Agreement pursuant to the terms and conditions hereof;

      WHEREAS, subject to the terms and conditions hereof, Agent, Lenders, Canadian Participants, U.K. Participants, U.K. Agent and Canadian Agent are willing to so amend and modify the Loan Agreement; and

      NOW THEREFORE, in consideration of the premises, the mutual covenants and agreements herein contained, and any extension of credit heretofore, now or hereafter made by Agent and Lenders to Borrowers, the parties hereto hereby agree as follows:

1. Definitions. All capitalized terms used herein without definition shall have the meanings given to them in the Loan Agreement.

2. Financial Covenants. Upon the Second Amendment Effective Date, Exhibit 7.3 attached to the Loan Agreement shall be deemed deleted and Exhibit 7.3 attached hereto and incorporated herein shall be inserted in its stead.

3. Amendment Fee. In order to induce Agent and Lenders to enter into this Second Amendment, Borrowers agree to pay to each Lender that is a signatory hereto and has consented to the provisions contained herein an amendment fee equal to, in the aggregate, $137,500. Such fee shall be paid to Agent for the ratable benefit of each Lender that is a signatory hereto. Each such Lenders ratable share shall be equal to (x) the sum of such Lender's U.S. Revolving Loan Commitment plus the principal amount of such Lender's Term Loan divided by (y) the sum of all Lenders', who are signatories hereto, Revolving Loan Commitments plus the principal amount of all such Lenders' Term Loans. Such amendment fee shall be deemed fully earned and non-refundable on the Second Amendment Effective Date.

4. Condition Precedent. This Second Amendment shall become effective upon satisfaction of each of the following conditions:

            (i) Borrowers, Agents and majority Lenders shall have executed and delivered to each other this Second Amendment; and

            (ii) Borrowers shall have paid to Agent for the ratable benefit of each Lender that is a signatory hereto, the amendment fee referred to in Section 3 above.

            (iii) The date on which each of the foregoing conditions precedent is satisfied shall be referred to as the "Second Amendment Effective Date."

5. Continuing Effect. Except as otherwise specifically set out herein, the provisions of the Loan Agreement shall remain in full force and effect.

6. Governing Law. This Second Amendment and the obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflicts of laws.

7. Counterparts. This Second Amendment may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.

                            (Signature Page Follows)

             (Signature Page to Second Amendment to Loan Agreement)

      IN WITNESS WHEREOF, this Second Amendment has been duly executed on the day and year specified at the beginning of this Second Amendment.

                                  KATY INDUSTRIES, INC.


                                  By:  /s/ Amir Rosenthal
                                      -------------------------------------
                                       Name: Amir Rosenthal
                                       Title: Vice President and CFO

                                  CEH LIMITED


                                  By:  /s/ C. Michael Jacobi
                                      -------------------------------------
                                       Name: C. Michael Jacobi
                                       Title: Director

                                  and


                                  By:  /s/ Christopher W. Anderson
                                      -------------------------------------
                                       Name: Christopher W. Anderson
                                       Title: Director

                                  WOODS INDUSTRIES (CANADA) INC.


                                  By:  /s/ Amir Rosenthal
                                      -------------------------------------
                                       Name: Amir Rosenthal
                                       Title: Secretary

                                  FLEET CAPITAL CORPORATION,
                                    as Agent and as a Lender


                                  By:  /s/ Jason Riley
                                      -------------------------------------
                                       Name: Jason Riley
                                       Title: VP

                                  WELLS FARGO FOOTHILL LLC,
                                  as Syndication Agent and Lender


                                  By:  /s/ Lan Wong
                                      -------------------------------------
                                       Name: Lan Wong
                                       Title: Vice-President

                                  LASALLE BANK NATIONAL ASSOCIATION,
                                  as Documentation Agent and as a Lender


                                  By:  /s/ Stephanie Kline
                                      -------------------------------------
                                       Name: Stephanie Kline
                                       Title: Vice President

                                  UPS CAPITAL CORPORATION, as a Lender


                                  By:  /s/ John P. Holloway
                                      -------------------------------------
                                       Name: John P. Holloway
                                       Title: Director of Portfolio Management

                                  BANK OF AMERICA, N.A., London branch,
                                  as U.K. Agent and U.K. Lender


                                  By:
                                      -------------------------------------
                                       Name:
                                             ------------------------------
                                       Title:
                                              -----------------------------

                                  FLEET CAPITAL GLOBAL FINANCE, INC.,
                                  as Canadian Agent and Canadian Lender


                                  By:  /s/ Mark Adkins
                                      -------------------------------------
                                       Name: Mark Adkins
                                       Title: Vice President

         Accepted and Agreed to this 29th day of March, 2005.

                                  GUARANTORS:


                                  KKTY HOLDING COMPANY, L.L.C.


                                  By:  /s/ Christopher W. Anderson
                                      -------------------------------------
                                       Name: Christopher W. Anderson
                                       Title: Authorized Manager


                                  AMERICAN GAGE & MACHINE CO.


                                  By:  /s/ Amir Rosenthal
                                      -------------------------------------
                                       Name: Amir Rosenthal
                                       Title:   Vice President and Secretary


                                  CONTINENTAL COMMERCIAL PRODUCTS, LLC


                                  By:  /s/ Amir Rosenthal
                                      -------------------------------------
                                       Name: Amir Rosenthal
                                       Title:  Secretary


                                  PTR MACHINE CORP.


                                  By:  /s/ Amir Rosenthal
                                      -------------------------------------
                                       Name:  Amir Rosenthal
                                       Title:     Secretary


                                  SAVANNAH ENERGY SYSTEMS COMPANY


                                  By:  /s/ Amir Rosenthal
                                      -------------------------------------
                                       Name: Amir Rosenthal
                                       Title:   Authorized Officer and Secretary


                                  WOODS INDUSTRIES, INC.


                                  By:  /s/ Amir Rosenthal
                                      -------------------------------------
                                       Name: Amir Rosenthal
                                       Title:  Secretary

                                   EXHIBIT 7.3

                               FINANCIAL COVENANTS

DEFINITIONS

            Consolidated EBITDA - for any period, the sum, without duplication, of the amounts for such period of (i) Consolidated Net Income, (ii) interest expense, (iii) provisions for taxes based on income, (iv) total depreciation expense, (v) total amortization expense, (vi) all unusual expenses and all other non-capitalized restructuring expenses (including costs and expenses attributable to employee severance obligations and facility consolidation costs) for such period to the extent not disallowed by Agent in its sole discretion,
(vii) any payment of or accrual for the Management Fee under the Management Agreement, (viii) all other payments made to K&C and its Affiliates during such period for expenses incurred on behalf of Parent, Katy or any of their respective Subsidiaries pursuant to Kohlberg Agreements, (ix) any non-cash expense incurred with respect to Katy's stock appreciation rights plan ("SAR") and (x) any non-cash expense with respect to changes in market value of any options to purchase Katy's Common Stock and (xi) other non-cash items (other than any such non-cash item to the extent that it represents an accrual of or reserve for cash expenditures in any future period), but only, in the case of clauses (ii)-(xi), to the extent deducted in the calculation of Consolidated Net Income less other non-cash items added in the calculation of Consolidated Net Income (other than any such non-cash item to the extent that it will result in the receipt of cash payments in any future period), all of the foregoing as determined on a consolidated basis for Katy and its Subsidiaries in conformity with GAAP; provided that there shall be subtracted from the sum of items (i) through (xi) above the amount of any cash expenditure made within the applicable period pursuant to the SAR, to the extent that the amount of such cash expenditure was expensed or will be expensed against a prior or future period's Consolidated Net Income; provided, further, that (a) in the event any Loan Party makes an acquisition of any Person or any division or any business unit permitted hereunder or consented to by Majority Lenders during such period, if Katy provides Agent and Lenders financial statements with respect to the business so acquired (which financial statements shall have been audited by one of the "Big 4" accounting firms or another nationally recognized accounting firm reasonably satisfactory to Agent or financial statements otherwise satisfactory to Agent) reasonably satisfactory to Majority Lenders, Consolidated EBITDA for such period shall be calculated on a pro forma basis, taking into account the elimination of non-recurring expenses, based on the results of such acquired Person or acquired assets as if such acquisition had occurred on the first day of such period, and (b) in the event any Loan Party makes a Permitted Disposition (or any other disposition of any Person or any division or any business unit permitted hereunder or consented to by the Majority Lenders) during such period, Consolidated EBITDA for such period shall be calculated on a pro forma basis, based on the results of such disposed Person or disposed assets as if such Permitted Disposition (or such other disposition) had occurred on the first day of such period.

            Consolidated Fixed Charges,  with respect to any period, the sum of:
(i) scheduled principal payments required to be made during such period in respect to Indebtedness for Money Borrowed (including the principal portion of Capitalized Lease Obligations), plus (ii) Consolidated Interest Expense payable in cash for such period, all as determined for Borrowers and their Subsidiaries on a Consolidated basis and in accordance with GAAP.


                              Exhibit 7.3 - Page 1

            Consolidated Interest Expense - for any period, total interest expense of Katy and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of Katy and its Subsidiaries, including, without limitation, net costs under Interest Rate Agreements, but excluding, however,
(i) any amounts referred to in the Fee Letter or amortization thereof, (ii) any deferred financing fees or amortization thereof, (iii) commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, (iv) unused line charges, (v) non-cash charges included in interest expense other than in clauses (i) and (ii) and (vi) to the extent included in interest expense, costs associated with the unsuccessful second lien financing abandoned prior to the Closing Date.

            Consolidated Leverage Ratio, as at any date, the ratio of (a) Consolidated Total Debt as at such date minus contingent reimbursement obligations with respect to letters of credit or guaranties of letters of credit to (b) Consolidated EBITDA for the consecutive four fiscal quarters ending on the last day of the most recently ended fiscal quarter.

            Consolidated Net Income, for any period, the net income (or loss) of Katy on a Consolidated basis for such period taken as a single accounting period determined in conformity with GAAP; provided that there shall be excluded (i) the income (or loss) of any Person (other than a Subsidiary of Katy) in which any other Person (other than Katy or any of its Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to Katy or any of its Subsidiaries by such Person during such period, (ii) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of Katy or is merged into or consolidated with Katy or any of its Subsidiaries or that Person's assets are acquired by Katy or any of its Subsidiaries, (iii) the income of any Subsidiary of Katy to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, (iv) any after-tax gains or losses attributable to Asset Sales or returned surplus assets of any Pension Plan, (v) any LIFO reserves of CCP to the extent such LIFO reserves decrease or increase net income of CCP, and (vii) (to the extent not included in clauses (i) through (v) above) any net extraordinary gains or net extraordinary losses.

            Consolidated Total Debt means, as at any date of determination, the aggregate stated balance sheet amount (which shall not include the face amount of undrawn Letters of Credit) of all Money Borrowed of Katy and its Subsidiaries on the last day of the most recently ended fiscal quarter, determined on a Consolidated basis in accordance with GAAP.

            Fixed Charge Coverage Ratio, with respect to any period, the ratio of (i) Consolidated EBITDA for such period minus the sum of (a) any income taxes paid in cash during such period and restructuring payments made in cash after the Closing Date during such period plus (b) non-financed Capital Expenditures during such period, to (ii) Consolidated Fixed Charges for such period, all as determined for Borrowers and their Subsidiaries on a Consolidated basis and in accordance with GAAP.


                              Exhibit 7.3 - Page 2

            A. Fixed Charge Coverage Ratio. Katy shall not permit the Fixed Charge Coverage Ratio for any period set forth below to be less than the ratio set forth below opposite such period:

                              Period                                Ratio
                              ------                                -----

            Four Fiscal Quarters Ending December 31, 2005
            and each March 31, June 30, September 30 and
            December 31 thereafter                                1.10 to 1

            B.   Consolidated   Leverage  Ratio.   Katy  shall  not  permit  the
Consolidated Leverage Ratio as of any date set forth below to be more than the amount set forth below opposite such date:

                              Period                                Ratio
                              ------                                -----

            Four Fiscal Quarters Ending March 31, 2005            4.00 to 1

            Four Fiscal Quarters Ending June 30, 2005             3.75 to 1

            Four Fiscal Quarters Ending September 30, 2005        3.75 to 1

            Four Fiscal Quarters Ending December 31, 2005
            and each March 31, June 30, September 30 and
            December 31 thereafter                                3.00 to 1

            C. Minimum Consolidated EBITDA. Katy shall achieve Consolidated EBITDA for each of the fiscal periods listed below equal to or greater than the amount set forth opposite such period in the following schedule:

                                                            Minimum Consolidated
                           Fiscal Period                           EBITDA
                           -------------                           ------

            Four Fiscal Quarters Ending March 31, 2005           $20,700,000

            Four Fiscal Quarters Ending June 30, 2005            $22,000,000

            Four Fiscal Quarters Ending September 30, 2005       $22,000,000


                              Exhibit 7.3 - Page 3

            D. Minimum Aggregate Availability. Katy shall maintain, on each day within each of the fiscal periods listed below, Aggregate Availability in an amount equal to or greater than the amount set forth opposite such fiscal period in the following schedule:

                                                               Minimum Aggregate
                                                               -----------------
                           Fiscal Period                         Availability
                           -------------                         ------------

            January 1, 2005 to March 31, 2005                     $15,000,000

            April 1, 2005 to June 30, 2005                         $5,800,000

            July 1, 2005 to September 30, 2005                     $8,500,000


                              Exhibit 7.3 - Page 4